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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                   Date of Report (Date of earliest event reported)
                                    June 25, 1998



                               WESTFIELD AMERICA, INC.
                -----------------------------------------------------
                (Exact Name of registrant as specified in its charter)

         Missouri                   1-12923                   43-0758627
----------------------------  -----------------------  ------------------------
(State of Other Jurisdiction      (Commission              (I.R.S. Employer
     of Incorporation)            File Number)            Identification No.)


11601 Wilshire Boulevard, 12th Floor, Los Angeles, California      90025
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        (Address of Principal Executive Offices)                 (Zip Code)

          Registrant's telephone number, including area code (310) 445-2427


                                      No Change
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

                       This Current Report consists of 4 pages.
                       The Exhibit Index is located at page 4.
                                  Page 1 of 4 pages

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ITEM 5.  OTHER EVENTS.

          Westfield America, Inc., a Missouri corporation (the "Company") proposes to sell $200 million of convertible preferred stock. Security Capital Preferred Growth Incorporated is expected to purchase $75,000,000 of Series C Cumulative Convertible Redeemable Preferred Stock. Westfield America Trust, an Australian public property trust, is expected to purchase $75,000,000 of Series D Cumulative Convertible Redeemable Preferred Stock (the "Series D Preferred Stock) and Westfield Holdings Limited, an Australian public company, is expected to purchase $50,000,000 of Series D Preferred Stock. The preferred stock held by Westfield Holdings Limited and Westfield America Trust will not be convertible into common stock until approval of the Company's shareholders is obtained. The sales are expected to close within sixty days and are subject to a number of conditions precedent. The net proceeds of the issuance and sale of the convertible preferred stock will be used to fund, in part, the previously announced proposed acquisition by the Company of interests in shopping centers from TrizecHahn Centers Inc. The preferred stock and the underlying common stock have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The Company files the following exhibit as part of this Current Report:

     Exhibit 99. Copy of the Press Release, dated June 25, 1998, issued by the Company, publicly announcing the activities reported therein.



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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WESTFIELD AMERICA, INC.


Date: June 26, 1998           By: /s/ Irv Hepner
                                 -------------------------------
                                 Irv Hepner
                                 Secretary








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                                   INDEX TO EXHIBIT



Exhibit
Number                             Description of Exhibit
-------                            ----------------------

Exhibit 99. Copy of the Press Release, dated June 25, 1998, issued by the Company, publicly announcing the actions reported therein.



















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